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                                                                    EXHIBIT 10.4


                                 PROMISSORY NOTE


U.S. $1,000,000.00                                         San Diego, California
                                                           October 18, 2000


         FOR VALUE RECEIVED, LET'S PLAY SPORTS, INC., a Colorado corporation, having an address at 9606 Aero Drive, Suite 1300, San Diego, California 92123, ("Maker"), promises to pay to the order of David A. Altomare and Thomas W. Higginson, each having an address of 9606 Aero Drive, Suite 1300, San Diego, California 92123 or their successors or assigns (collectively referred to herein as "Holders"), the principal sum of One Million Dollars (U.S. $1,000,000.00) or, such as may be outstanding on the loan represented by the promissory note dated October 18, 2000 between Imperial Bank and Holders, attached hereto as Exhibit A, and incorporated herein by reference ("Promissory Note"). All of the terms and conditions of the Promissory Note, as they apply from Lender to Borrower, as such terms are defined in the Promissory Note, and from Borrower to Lender, shall apply for purposes of this promissory note in the same manner from Holders to Maker and from Maker to Holders.


                                     MAKER:

                                     LET'S PLAY SPORTS, INC.



                                     /s/ Thomas Higginson
                                     -----------------------------------------
                                     Thomas W. Higginson, President


                                     /s/ Ralf Wilhelms
                                     -----------------------------------------
                                     Ralf W. Wilhelms, Chief Financial Officer